================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 1, 2005

                    Hercules Technology Growth Capital, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Maryland                    000-51174                74-3113410
----------------------------        --------------       ----------------------
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation               File Number)        Identification Number)

   525 University Avenue, Suite 700, Palo Alto, CA               94301
   -----------------------------------------------              --------
      (Address of principal executive offices)                  zip code

         Registrant's telephone number, including area code 650/289-3060


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01 OTHER EVENTS

On August 31, 2005, Hercules Technology Growth Capital, Inc. announced Luminous Networks Secured a $7.5 Million Credit Facility.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99.1 Press release dated September 1, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

September 1, 2005
                                        /s/ SCOTT HARVEY
                                        ----------------------------------------
                                        Scott Harvey
                                        Chief Legal Officer

                                  EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION OF EXHIBITS
-----------      --------------------------------------
   99.1          Press Release dated September 1, 2005.